Income taxes - Summary of Income Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Current taxes expense -
Current period	$ (82,005)	$ (87,431)	$ (76,630)
Adjustment for prior period	660	263	18
Current taxes expense, total	(81,345)	(87,168)	(76,612)
Deferred taxes expenses -
Origination and reversal of temporary differences	(22,617)	(10,506)	(20,393)
Total income tax	$ (103,962)	$ (97,674)	$ (97,005)